SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 28, 2016

WINTHROP REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249	34-6513657
(Commission File Number)	(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts	02114
(Address of Principal Executive Offices)	(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 28, 2016, Winthrop Realty Trust (the “Trust”) issued a press release announcing its financial results for the three months ended June 30, 2016.  A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this section of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On July 28, 2016, the Trust made available supplemental information, which the Trust refers to as the Supplemental Reporting Package.  A copy of the Supplemental Reporting Package is furnished herewith as Exhibit 99.2 and is available at the Trust’s website, www.winthropreit.com under the “Investor Relations” tab.

Also on July 28, 2016, the Trust’s management discussed the Trust’s financial results for the quarter ended June 30, 2016 on a conference call with analysts and investors.  A replay of the conference call is available through August 28, 2016 by dialing (877) 481-4010; conference ID 10052.  Both a transcript of the conference call and an online replay of the conference call is also available on the Trust’s website at www.winthropreit.com under the “News and Events” tab.

The information in this section of this Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

Trust shareholders are reminded that August 1, 2016 will be the last day of trading of the Trust's common shares on the New York Stock Exchange and that on August 5, 2016 the Trust will transfer all of its remaining assets into a liquidating trust.  As a result, the Trust’s shareholders will receive beneficial interests in the liquidating trust in proportion to shares held in the Trust.  As previously disclosed, beneficial interests in the liquidating trust will generally not be transferable except by will, intestate succession or operation of law.  For a detailed description of the federal income tax and investment considerations relating to such a transfer and its effect on shareholders’ interests in the Trust, please see the Trust’s proxy statement filed on Form 14-A on June 26, 2014 with the Securities and Exchange Commission, a copy of which is available on the SEC’s website, www.sec.gov, as well as the Trust’s website www.winthropreit.com under the investor relations tab.  Shareholders are strongly advised to contact their investment and tax advisors as to questions which they may have.

On July 28, 2016, the Trust's Board of Trustees approved a Liquidating Trust Agreement for the liquidating trust into which the Trust will transfer its remaining assets and liabilities on August 5, 2016. Pursuant to the Liquidating Trust Agreement, the initial trustees of the liquidating trust will be Michael L. Ashner, the Trust's Chairman and Chief Executive Officer, Howard Goldberg, the Trust's lead independent trustee, and Carolyn Tiffany, the Trust's President. The Liquidating Trust Agreement, a copy of which is attached hereto as Exhibit 10.1, will become effective on August 5, 2016.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

10.1	Liquidating Trust Agreement, dated as of August 5, 2016, among Winthrop Realty Trust and Michael L. Ashner, Howard Goldberg and Carolyn Tiffany.
99.1	Press Release dated July 28, 2016
99.2	Supplemental Reporting Package for the quarter ended June 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of July, 2016.

WINTHROP REALTY TRUST

By:	/s/ Carolyn Tiffany
Carolyn Tiffany
President

Exhibit Index

10.1	Liquidating Trust Agreement, dated as of August 5, 2016, among Winthrop Realty Trust and Michael L. Ashner, Howard Goldberg and Carolyn Tiffany.
99.1	Press Release dated July 28, 2016
99.2	Supplemental Reporting Package for the quarter ended June 30, 2016